UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

AEROGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-31913	33-0488580
(Commission File No.)	(IRS Employer Identification No.)

2071 Stierlin Court, Suite 100

Mountain View, CA 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 864-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On March 9, 2005, Aerogen, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the fourth quarter and year ended December 31, 2004.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in Item 2.02 of this Report on Form 8-K, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Aerogen, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)           The Press Release also announced that the Company expects to restate its previously reported financial results for the first three quarters of 2004 to correct the accounting for the Series A-1 Preferred Stock and Warrants to purchase Common Stock issued in the first and second quarters of 2004.  The Company has identified an error related to the initial valuation, classification and subsequent accounting of the warrants.  The correction results from an interpretation of Emerging Issues Task Force (EITF) Abstract No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” as it relates to the warrants.  The fair value of the warrants will be reclassified from equity to a liability and subsequently marked to market at the end of each reporting period, with the corresponding change in the fair value of the warrants being recorded as a non-operating gain or loss in the consolidated statement of operations.

The Company consulted with its audit committee in identifying this issue, and the audit committee concluded in a meeting held on March 3, 2005 that the previously issued financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2004, June 30, 2004 and September 30, 2004 should no longer be relied upon.  The Company expects to file amendments to its Quarterly Reports on Form 10-Q for the first three quarters of 2004 reflecting all necessary adjustments.   In reaching this decision the audit committee and the Company discussed this matter with the Company’s independent registered public accounting firm.

Item 9.01.              Financial Statements and Exhibits.

(c)                                  Exhibits:

99.1                             Press Release, dated March 9, 2005, entitled “Aerogen, Inc. Reports Fourth Quarter and 2004 Financial Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEROGEN, INC.

Dated: March 9, 2005	By:	/s/ Robert S. Breuil
Name: Robert S. Breuil
	Title:	Chief Financial Officer and Vice
President of Corporate Development

EXHIBITS

99.1         Press Release, dated March 9, 2005, entitled “Aerogen, Inc. Reports Fourth Quarter and 2004 Financial Results.”